UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2021

CERBERUS CYBER SENTINEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-56059	83-4210278
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation	File Number)	Identification No.)

6900 E. Camelback Road, Suite 240, Scottsdale, AZ 85251

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 389-3444

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 1, 2021, the Board of Directors (the “Board”) of Cerberus Cyber Sentinel Corporation (the “Company”) appointed Sandra Morgan, 42, as a director to the Board to serve immediately.

Ms. Morgan, 42, has served as Chairwoman of the Nevada Gaming Control Board from January 2019 to November 2020 and as Commissioner of the Nevada Gaming Commission from May 2018 to Jan 2019. She also served as Director of External Affairs at AT&T from January 2016 to January 2018. Ms. Morgan also currently serves on the Board of Directors at Fidelity National Financial and holds a Juris Doctor, Law from UNLV. Ms. Morgan is qualified for service as a director of the Company due to her experience with regulatory and compliance issues.

In connection with Ms. Morgan’s election to the Board, the Board granted 200,000 shares of the Company’s common stock to Ms. Morgan.

There are no arrangements or understandings between Ms. Morgan and any other person pursuant to which Ms. Morgan was appointed as a director. There are no transactions to which the Company is a party and in which Ms. Morgan has a material interest that are required to be disclosed under Item 404(a) of Regulation S-K. Ms. Morgan has not previously held any positions with the Company and has no family relations with any directors or executive officers of the Company.

Item 8.01 Other Events

On February 2, 2021, the Company issued a press release announcing the appointment. A copy of the press release is filed hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release Dated February 2, 2021 Announcing the Appointment of Ms. Morgan

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERBERUS CYBER SENTINEL CORPORATION

By:	/s/ David G. Jemmett
David G. Jemmett
Chief Executive Officer (Principal Executive and Principal Accounting Officer)

February 4, 2021

3